                                                                    EXHIBIT 99.1

                        CONSECO FINANCE SECURITIZATIONS
                     HOME EQUITY LOAN TRUST, SERIES 2000-B

     As of the Cut-off Date, the loans had loan rates ranging from 7.04% to 21.30% and a weighted average loan rate of 12.38%. As of the Cut-off Date, the loans had remaining maturities of at least 13 months but not more than 360 months and original maturities of at least 36 months but not more than 360 months. The loans had a weighted average term to scheduled maturity, as of origination, of 241 months, and a weighted average term to scheduled maturity, as of the Cut-off Date, of 240 months. The average principal balance of the loans as of the Cut-off Date was approximately $59,984.02 and the principal balances on the loans as of the Cut-off Date ranged from $251.91 to $356,949.99. The loans arise from loans relating to real property located in 48 states and the District of Columbia. By principal balance as of the Cut-off Date, approximately 10.10% of the loans were secured by real property located in California, 5.39% in Florida and 5.52% in Ohio. No other state represented 5% or more of the aggregate Cut-off Date principal balance of the loans. All of the loans are secured by a first, second or third lien on the related real estate and have a loan-to-value ratio, based on the current principal balances as of the Cut-off Date and except for those loans described in the next sentence, less than or equal to 100%.

     For purposes of the above calculations and the tables that follow, the outstanding principal balance of 1,937 loans that have a loan-to-value ratio greater than 100% was reduced to the principal balance that produces a current loan-to-value ratio of 100%, which we refer to as the collateral principal balance of that loan. The trust will be entitled to all principal payments made on these loans, and all calculations of principal amounts due on the certificates on each payment date will be calculated based on the the full amount of principal due on these loans.

     The following tables show the agregate characteristics of the loans. Percentages in these tables may not add up to 100.00% due to rounding.

                Geographical Distribution of Mortgaged Properties

                                                                           % of Loans by
                                                Aggregate Principal    Outstanding Principal
                            Number of Loans     Balance Outstanding        Balance as of
                           as of Cut-off Date    as of Cut-off Date        Cut-off Date
                           ------------------   -------------------    ---------------------
Alabama.................           382            $ 22,855,005.14                2.29%
Arizona.................           306              18,129,253.08                1.81
Arkansas................           173               8,723,148.86                0.87
California..............         1,353             101,034,136.28               10.10
Colorado................           324              22,075,639.59                2.21
Connecticut.............           265              16,484,087.76                1.65
Delaware................            72               4,877,212.62                0.49
District Of Columbia....            35               1,765,397.12                0.18
Florida.................           847              53,913,673.12                5.39
Georgia.................           463              29,499,911.47                2.95
Idaho...................            64               3,755,063.50                0.38
Illinois................           877              46,135,890.98                4.61
Indiana.................           400              21,445,646.43                2.14
Iowa....................           322              17,654,682.23                1.77
Kansas..................           327              16,445,660.53                1.64
Kentucky................           252              14,251,122.42                1.43
Louisiana...............           328              17,381,935.26                1.74
Maine...................            49               2,676,840.53                0.27
Maryland................           331              16,789,469.02                1.68
Massachusetts...........           220              13,352,661.22                1.34
Michigan................           805              48,906,064.37                4.89
Minnesota...............           379              23,187,169.02                2.32
Mississippi.............           202              11,135,611.06                1.11
Missouri................           553              32,123,590.14                3.21
Montana.................            43               2,439,037.91                0.24
Nebraska................           228              13,618,447.39                1.36
Nevada..................           183               8,827,855.03                0.88
New Hampshire...........            41               2,738,043.64                0.27
New Jersey..............           254              18,377,688.41                1.84
New Mexico..............            93               6,482,501.76                0.65
New York................           704              44,285,613.60                4.43
North Carolina..........           470              30,055,996.94                3.01
North Dakota............            29               1,544,123.44                0.15
Ohio....................           954              55,216,139.35                5.52
Oklahoma................           162               6,893,385.26                0.69
Oregon..................           135               8,967,374.04                0.90
Pennsylvania............           695              36,915,925.50                3.69
Rhode Island............            52               2,805,346.73                0.28
South Carolina..........           394              24,368,866.90                2.44
South Dakota............            55               2,914,120.46                0.29
Tennessee...............           364              25,366,069.36                2.54
Texas...................           905              41,117,925.69                4.11
Utah....................           134               7,214,866.05                0.72
Vermont.................            24               1,451,074.66                0.15
Virginia................           578              34,541,264.83                3.45
Washington..............           409              32,541,522.09                3.25
West Virginia...........            79               4,303,970.83                0.43
Wisconsin...............           278              17,934,847.16                1.79
Wyoming.................            79               4,472,768.30                0.45
                                ------            ---------------              ------
    Total...............        16,671            $999,993,647.08              100.00%
                                ======            ===============              ======

                              Years of Origination

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1989....................            1         $      8,546.50            0.00%
1992....................            1               10,816.82            0.00
1994....................            2               20,070.97            0.00
1995....................            4               87,043.19            0.01
1996....................           60            2,576,307.92            0.26
1997....................           97            3,798,667.64            0.38
1998....................          221            8,954,899.98            0.90
1999....................       11,758          692,793,274.66           69.28
2000....................        4,527          291,744,019.40           29.17
                               ------         ---------------          ------
    Total...............       16,671         $999,993,647.08          100.00%
                               ======         ===============          ======

                      Distribution of Original Loan Amounts


                                                                    % of Loans by
                                              Aggregate Principal Outstanding Principal
  Original Loan Amount      Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)         as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------     ------------------ ------------------- ---------------------
$ 10,000.00 or less.....            303         $  2,960,485.00            0.30%
$ 10,000.01 to
 $ 20,000.00............          2,479           38,373,806.77            3.84
$ 20,000.01 to
 $ 30,000.00............          2,541           63,192,979.05            6.32
$ 30,000.01 to
 $ 40,000.00............          1,933           67,111,668.02            6.71
$ 40,000.01 to
 $ 50,000.00............          1,603           71,950,626.04            7.20
$ 50,000.01 to
 $ 60,000.00............          1,366           74,925,668.97            7.49
$ 60,000.01 to
 $ 70,000.00............          1,269           81,819,537.39            8.18
$ 70,000.01 to
 $ 80,000.00............          1,069           79,420,939.66            7.94
$ 80,000.01 to
 $ 90,000.00............            815           68,624,951.82            6.86
$ 90,000.01 to
 $100,000.00............            639           60,083,432.09            6.01
$100,000.01 to
 $110,000.00............            486           50,654,769.21            5.07
$110,000.01 to
 $120,000.00............            422           48,323,791.62            4.83
$120,000.01 to
 $130,000.00............            347           43,173,321.69            4.32
$130,000.01 to
 $140,000.00............            275           36,871,857.90            3.69
$140,000.01 to
 $150,000.00............            194           28,017,254.71            2.80
$150,000.01 to
 $160,000.00............            156           24,113,885.13            2.41
$160,000.01 to
 $170,000.00............            148           24,272,424.04            2.43
$170,000.01 to
 $180,000.00............            126           21,984,121.63            2.20
$180,000.01 to
 $190,000.00............             88           16,256,410.53            1.63
$190,000.01 to
 $200,000.00............             92           18,003,443.35            1.80
$200,000.01 to
 $210,000.00............             49           10,042,926.17            1.00
$210,000.01 to
 $220,000.00............             48           10,316,710.52            1.03
$220,000.01 to
 $230,000.00............             39            8,778,180.80            0.88
$230,000.01 to
 $240,000.00............             32            7,540,420.91            0.75
$240,000.01 to
 $250,000.00............             23            5,650,529.66            0.57
$250,000.01 to
 $260,000.00............             28            7,087,159.94            0.71
$260,000.01 to
 $270,000.00............             18            4,767,356.28            0.48
$270,000.01 to
 $280,000.00............             17            4,651,599.27            0.47
$280,000.01 to
 $290,000.00............              4            1,129,822.91            0.11
$290,000.01 to
 $300,000.00............             12            3,563,765.06            0.36

Over $300,000.00........             50           16,329,800.94            1.63
                                 ------         ---------------          ------
    Total...............         16,671         $999,993,647.08          100.00%
                                 ======         ===============          ======

                               Current Loan Rates

                                            Aggregate Principal        % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 8.000% or less.........         10           $  1,463,240.54               0.15%
 8.001% to  8.500%......         40              5,017,382.88               0.50
 8.501% to  9.000%......        104             14,026,548.97               1.40
 9.001% to  9.500%......        116             14,214,629.76               1.42
 9.501% to 10.000%......        432             52,454,474.24               5.25
10.001% to 10.500%......        395             39,479,631.34               3.95
10.501% to 11.000%......      1,058             99,522,535.80               9.95
11.001% to 11.500%......        750             65,264,462.97               6.53
11.501% to 12.000%......      2,205            182,781,099.03              18.28
12.001% to 12.500%......      1,470            112,070,235.63              11.21
12.501% to 13.000%......      1,812            116,774,736.95              11.68
13.001% to 13.500%......      1,324             65,202,303.19               6.52
13.501% to 14.000%......      1,682             65,842,039.59               6.58
14.001% to 14.500%......      1,760             61,025,486.91               6.10
14.501% to 15.000%......      1,427             47,156,253.82               4.72
15.001% to 15.500%......        652             21,034,813.17               2.10
15.501% to 16.000%......        481             14,034,507.21               1.40
16.001% to 16.500%......        189              5,700,192.13               0.57
16.501% to 17.000%......        253              6,274,343.78               0.63
17.001% to 17.500%......        149              3,245,913.20               0.32
17.501% to 18.000%......        132              2,930,595.41               0.29
18.001% to 18.500%......        114              2,230,545.72               0.22
18.501% to 19.000%......         33                787,062.37               0.08
19.001% to 19.500%......         52                878,711.87               0.09
19.501% to 20.000%......         21                424,419.67               0.04
20.001% to 20.500%......          6                 88,730.30               0.01
20.501% to 21.000%......          2                 43,141.78               0.00
21.001% to 21.500%......          2                 25,608.85               0.00
                              ------          ---------------             ------
    Total...............      16,671          $999,993,647.08             100.00%
                              ======          ===============             ======

                          Remaining Months to Maturity

Months Remaining to                         Aggregate Principal        % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
0 to 168................       1,603          $ 47,545,321.47               4.75%
169 to 180..............       4,752           269,337,574.24              26.93
181 to 192..............          13               540,292.78               0.05
193 to 204..............          43             2,730,192.34               0.27
205 to 216..............          46             1,983,652.72               0.20
217 to 228..............          64             2,994,675.35               0.30
229 to 240..............       6,731           408,176,590.61              40.82
241 to 252..............           3                94,303.78               0.01
253 to 264..............           2               277,785.77               0.03
265 to 276..............           3               386,700.09               0.04
277 to 288..............          59             2,166,755.58               0.22
289 to 300..............       2,076           138,006,251.68              13.80
301 to 312..............           3               262,018.43               0.03
313 to 324..............          13               895,629.52               0.09
325 to 336..............          24             1,550,472.46               0.16
337 to 348..............         250            18,562,683.78               1.86
349 to 360..............         986           104,482,746.48              10.45
                              ------          ---------------             ------
    Total...............      16,671          $999,993,647.08             100.00%
                              ======          ===============             ======

                                 Lien Positions

                                 Aggregate Principal         % of Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
Position      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------      ------------------ ------------------- --------------------------
First........       9,213          $770,721,692.63              77.07%
Second.......       7,215           223,926,052.85              22.39
Third........         243             5,345,901.60               0.53
                   ------          ---------------             ------
    Total....      16,671          $999,993,647.08             100.00%
                   ======          ===============             ======

                          Combined Loan-to-Value Ratio

                                                 Aggregate Principal       % of Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
20.00% or less..............           35          $    574,550.00               0.06%
20.01% to  30.00%...........           63             1,970,422.91               0.20
30.01% to  40.00%...........          111             3,761,412.17               0.38
40.01% to  50.00%...........          159             6,032,390.72               0.60
50.01% to  60.00%...........          270            11,973,809.63               1.20
60.01% to  70.00%...........          553            26,763,652.83               2.68
70.01% to  80.00%...........        1,646            84,424,064.59               8.44
80.01% to  90.00%...........        3,403           213,242,681.99              21.32
90.01% to 100.00%...........        8,494           534,347,188.73              53.44
100.00%(1)..................        1,937           116,903,473.51              11.69
                                   ------          ---------------             ------
    Total...................       16,671          $999,993,647.08             100.00%
                                   ======          ===============             ======

--------
(1) Represents those loans with a loan-to-value ratio higher than 100% as described above.